RAMOT
AT TEL AVIV UNIVERSITY LTD

September 6, 2007

To: ACCBT Corp.

Re: *Assignment of Rights*

Ramot at Tel Aviv University Ltd ("**Assignor**") hereby irrevocably assigns and transfers, without reservation or qualification, to ACCBT Corp. ("**Assignee**") any and all rights Assignor has under the Second Restated and Amended Registration Rights Agreement between Ramot at Tel Aviv University Ltd. and Brainstorm Cell Therapeutics Inc. (the "**Company**") dated August 1, 2007, in connection with Warrant no. 001 issued by the Company (bearing Issue Date: November 4, 2004 and Amendment Date: August 1, 2007, and reflecting a right to receive a total of 3,181,925 shares of Common Stock of the Company (subject to adjustment as provided therein)) that exist in connection with 1,181,925 shares of Common stock issuable upon exercise of such Warrant.

In case at any time any further action is necessary to carry out the purposes of this Agreement, the undersigned will take such further action (including execution, delivery and/or registration of such further instruments and documents) as Assignee, or its assignees, reasonably may request.

Sincerely,

Ramot at Tel Aviv University Ltd.

By: [signature]
Name: YEHUDA NIV
Title: CEO

By: [signature]
Name: Ze'ev Weinfeld, Ph.D.
Title: Executive Vice President
Business Development

Cc: Brainstorm Cell Therapuetics Inc.

רמות ליד אוניברסיטת תל אביב בע"מ

רחוב חיים לבנון 32 רמת אביב, תל אביב   מכתבים: ת.ד. 39296 תל-אביב 61392

טל: 6406608 – 03   פקס: 6406675 - 03   דוא"ל: ramot@ramot.org

RAMOT
AT TEL AVIV UNIVERSITY LTD

September 6, 2007

To: Jonathan Javitt

Re: *Assignment of Rights*

Ramot at Tel Aviv University Ltd ("**Assignor**") hereby irrevocably assigns and transfers, without reservation or qualification, to Jonathan Javitt ("**Assignee**") any and all rights Assignor has under the Second Restated and Amended Registration Rights Agreement between Ramot at Tel Aviv University Ltd. and Brainstorm Cell Therapeutics Inc. (the "**Company**") dated August 1, 2007, in connection with Warrant no. 001 issued by the Company (bearing Issue Date: November 4, 2004 and Amendment Date: August 1, 2007, and reflecting a right to receive a total of 3,181,925 shares of Common Stock of the Company (subject to adjustment as provided therein)) that exist in connection with 1,000,000 shares of Common stock issuable upon exercise of such Warrant.

In case at any time any further action is necessary to carry out the purposes of this Agreement, the undersigned will take such further action (including execution, delivery and/or registration of such further instruments and documents) as Assignee, or its assignees, reasonably may request.

Sincerely,

Ramot at Tel Aviv University Ltd.

By: ______________________
Name: YEHUDA NIV
Title: CEO

By: ______________________
Name: Ze'ev Weinfeld, Ph.D.
Title: Executive Vice President Business Development

Cc: Brainstorm Cell Therapuetics Inc.

רמות ליד אוניברסיטת תל אביב בע"מ

רחוב חיים לבנון 32 רמת אביב, תל אביב   מכתבים : ת.ד. 39296 תל-אביב 61392

טל : 6406608 – 03   פקס : 6406675 - 03   דוא"ל : ramot@ramot.org

RAMOT
AT TEL AVIV UNIVERSITY LTD

September 6, 2007

To: Norman M. Feder, as Nominee

Re: *Assignment of Rights*

Ramot at Tel Aviv University Ltd ("**Assignor**") hereby irrevocably assigns and transfers, without reservation or qualification, to Norman M. Feder, as Nominee ("**Assignee**") any and all rights Assignor has under the Second Restated and Amended Registration Rights Agreement between Ramot at Tel Aviv University Ltd. and Brainstorm Cell Therapeutics Inc. (the "**Company**") dated August 1, 2007, in connection with Warrant no. 001 issued by the Company (bearing Issue Date: November 4, 2004 and Amendment Date: August 1, 2007, and reflecting a right to receive a total of 3,181,925 shares of Common Stock of the Company (subject to adjustment as provided therein)) that exist in connection with 500,000 shares of Common stock issuable upon exercise of such Warrant.

In case at any time any further action is necessary to carry out the purposes of this Agreement, the undersigned will take such further action (including execution, delivery and/or registration of such further instruments and documents) as Assignee, or its assignees, reasonably may request.

Sincerely,

Ramot at Tel Aviv University Ltd.

By: [signature]
Name: YEHUDA NIV
Title: CEO

By: [signature]
Name: Ze'ev Weinfeld, Ph.D.
Title: Executive Vice President Business Development

Cc: Brainstorm Cell Therapuetics Inc.

רמות ליד אוניברסיטת תל אביב בע"מ

רחוב חיים לבנון 32 רמת אביב, תל אביב מכתבים: ת.ד. 39296 תל-אביב 61392

טל: 6406608 – 03 פקס: 6406675 - 03 דוא"ל: ramot@ramot.org

RAMOT
AT TEL AVIV UNIVERSITY LTD

Spetember 6, 2007

To: Norman M. Feder

Re: *Assignment of Rights*

Ramot at Tel Aviv University Ltd ("**Assignor**") hereby irrevocably assigns and transfers, without reservation or qualification, to Norman M. Feder ("**Assignee**") any and all rights Assignor has under the Second Restated and Amended Registration Rights Agreement between Ramot at Tel Aviv University Ltd. and Brainstorm Cell Therapeutics Inc. (the "**Company**") dated August 1, 2007, in connection with Warrant no. 001 issued by the Company (bearing Issue Date: November 4, 2004 and Amendment Date: August 1, 2007, and reflecting a right to receive a total of 3,181,925 shares of Common Stock of the Company (subject to adjustment as provided therein)) that exist in connection with 500,000 shares of Common stock issuable upon exercise of such Warrant.

In case at any time any further action is necessary to carry out the purposes of this Agreement, the undersigned will take such further action (including execution, delivery and/or registration of such further instruments and documents) as Assignee, or its assignees, reasonably may request.

Sincerely,

Ramot at Tel Aviv University Ltd.

By: ______________
Name: *YEHUDA NIV*
Title: CEO

By: ______________
Name: *Ze'ev Weinfeld, Ph.D.*
Title: Executive Vice President Business Development

Cc: Brainstorm Cell Therapuetics Inc.

רמות ליד אוניברסיטת תל אביב בע"מ

רחוב חיים לבנון 32 רמת אביב, תל אביב   מכתבים: ת.ד. 39296 תל-אביב 61392

טל: 6406608 – 03   פקס: 6406675 - 03   דוא"ל: ramot@ramot.org